Exhibit 1

                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.50 per share, of The Limited, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: March 27, 2002

                         Leslie H. Wexner
                         ----------------------------------------------------
                         Leslie H. Wexner


                         Abigail S. Wexner
                         ----------------------------------------------------
                         Abigail S. Wexner


                         THE WEXNER FOUNDATION

                         By: Darren K. Indyke
                             ------------------------------------------------
                             Darren K. Indyke, Secretary


                         HEALTH AND SCIENCE INTERESTS II

                         By: Leslie H. Wexner
                             ------------------------------------------------
                             Leslie H. Wexner, Trustee


                         THE WEXNER CHILDREN'S TRUST

                         By: Leslie H. Wexner
                             ------------------------------------------------
                             Leslie H. Wexner, Trustee


                         WEXNER CHILDREN HOLDINGS

                         By: Abigail S. Wexner
                             ------------------------------------------------
                             Abigail S. Wexner, Trustee

                         THE WEXNER CHILDREN'S TRUST II

                         By: Jeffrey E. Epstein
                             ------------------------------------------------
                             Jeffrey E. Epstein, Trustee


                         THE CHILDREN TRUST

                         By: Leslie H. Wexner
                             ------------------------------------------------
                             Leslie H. Wexner, Trustee


                         THE BIRTHDAY TRUST

                         By: Abigail S. Wexner
                             ------------------------------------------------
                             Abigail S. Wexner, Trustee











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